UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2019

ROKU, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Winchester Circle Los Gatos, California		95032
(Address of Principal Executive Offices)		(Zip Code)

(408) 556-9040

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROKU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 14, 2019, Roku, Inc. filed a Current Report on Form 8-K (the “Original Form 8-K”), reporting, among other items, that on November 8, 2019, through our wholly-owned subsidiary Delaware Acquisition Company, Inc., we consummated the previously announced acquisition of Dataxu, Inc., a Delaware corporation, pursuant to the Agreement and Plan of Merger dated October 22, 2019, as amended on November 8, 2019 (the “Merger”). This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical financial statements of Dataxu, Inc. and (ii) the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such items. This Amendment No. 1 to Current Report on Form 8-K further amends Items 2.01 and 3.02 to lower the number of shares of Class A common stock issued to the former Dataxu securityholders from 571,516 shares to 571,459 shares due to the elimination of fractional shares.

Item 2.01.	Completion of Acquisition or Disposition of Assets

Upon the closing of the Merger, we issued 571,459 shares of our Class A common stock to the former Dataxu securityholders.

Item 3.02.	Unregistered Sales of Equity Securities

The information set forth in Item 2.01 of this Amendment No. 1 to Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements of Dataxu, Inc. as of December 31, 2018 and 2017, and for the three years ended December 31, 2018 are filed herewith as Exhibit 99.1, and are incorporated herein by reference. The unaudited financial statements of Dataxu, Inc. as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018 are filed herewith as Exhibit 99.2, and are incorporated herein by reference. The consent of PricewaterhouseCoopers LLP, Dataxu, Inc.’s independent auditor, is attached as Exhibit 23.1 to this Amendment No. 1 to Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had occurred on September 30, 2019. The unaudited pro forma condensed combined statements of operations each give effect to the acquisition as if it had occurred on January 1, 2018 (the first day of Roku’s year ended December 31, 2018). The unaudited pro forma condensed combined financial information of Roku, Inc. as of September 30, 2019 and for the nine months ended September 30, 2019, and the year ended December 31, 2018 are filed herewith as Exhibit 99.3, and are incorporated herein by reference.

(d) Exhibits

Exhibit	Description

2.1(1)

Agreement and Plan of Merger, dated October 22, 2019, by and among Roku, Inc., Delaware Acquisition Company, Inc., Dataxu, Inc. and Shareholder Representative Services LLC, as Stockholder Representative and Amendment No. 1 to Agreement and Plan of Merger, dated November 8, 2019, by and among Roku, Inc., Delaware Acquisition Company, Inc., Dataxu, Inc. and Shareholder Representative Services LLC, as Stockholder Representative.

23.1	Consent of PricewaterhouseCoopers LLP, Dataxu, Inc.’s independent auditor.

99.1	Audited financial statements of Dataxu, Inc. as of December 31, 2018 and 2017 and for the three years ended December 31, 2018.

99.2	Unaudited financial statements of Dataxu, Inc. as of and for the nine months ended September 30, 2019 and 2018.

99.3	Unaudited pro forma condensed combined financial information of Roku, Inc. as of September 30, 2019 and for the nine months ended September 30, 2019, and the year ended December 31, 2018.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

(1)	Previously filed as Exhibit 2.1 to our Current Report on Form 8-K (File No. 001-38211) filed with the Securites and Exchange Commission on November 14, 2019, and incorporated by reference herein. We have omitted schedules and similar attachments to the subject agreement pursuant to Item 601 of Regulation S-K. We will furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, Inc.

Dated: November 18, 2019	By:	/s/ Steve Louden
Steve Louden
Chief Financial Officer